united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Tim Burdick, Ultimus Fund Solutions, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

Item 1. Reports to Stockholders.

December 31, 2023

The Altegris Mutual Funds

A SERIES OF NORTHERN LIGHTS FUND TRUST

Annual Report

Altegris/AACA Opportunistic Real Estate Fund

Advised by:

Altegris Advisors, LLC

1200 Prospect, Suite 400

La Jolla, CA 92037

800.828.5225 | WWW.ALTEGRIS.COM

ALTEGRIS/AACA Opportunistic Real Estate Fund

January 1, 2023 – December 31, 2023

Fund Performance Summary

As shown in Figure 1, the Altegris/AACA Opportunistic Real Estate Fund’s (“Fund”) Class I, Class A (at NAV), and Class C shares delivered returns over the 12 months ended 12/31/2023 of 11.46%, 11.16%, and 10.37%, respectively. Meanwhile, the Dow Jones US Real Estate Total Return Index (“DJUSRET”) and S&P 500 Total Return (TR) Index returned 12.25% and 26.29%, respectively. The Fund’s net assets under management totaled approximately $176 million as of December 31, 2023.

Figure 1: Altegris/AACA Opportunistic Real Estate Fund Performance Review
January 1, 2023 – December 31, 2023
	1-Year	Since Inc.*	Q4 2022	Q3 2022	Q2 2022	Q1 2022

Class I (NAV)	11.46%	7.91%	14.34%	-7.50%	-0.98%	6.42%
Class A (NAV)	11.16%	7.71%	14.27%	-7.60%	-0.99%	6.33%
Class C (NAV)	10.37%	-8.80%	14.04%	-7.75%	-1.18%	6.17%
Dow Jones US Real Estate TR Index	12.25%	7.63%	17.98%	-8.56%	2.43%	1.57%
S&P 500 TR Index	26.29%	12.72%	11.69%	-3.27%	8.74%	7.50%
Class A (max load)**	4.81%	7.22%	7.66%	-12.90%	-6.70%	0.25%

*	The inception date of the Predecessor Fund was February 1, 2011. Past performance is not indicative of future results. Returns for periods longer than one year are annualized. The inception date of Class C shares was 12/1/2020.

**	Class A’s maximum sales charge (load) is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.44% for Class A, 3.19% for Class C, and 2.19% for Class I. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund as described in the Fund Summary until at least October 31, 2024, to ensure that total Annual Fund operating expenses after fee waiver and/or expense reimbursement will not exceed 1.80%, 2.55%, and 1.55% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively.

It is important to note that the Fund inherited the track record of its predecessor, the American Assets Real Estate Securities, L.P. (“Predecessor Fund”), which AACA managed, the Fund’s sub-adviser. The Predecessor Fund was not registered under the Investment Company Act of 1940. Since its inception on February 1, 2011, the Predecessor Fund was managed by AACA in the same style and pursuant to substantially identical real estate long-short strategies, investment goals, and guidelines as are presently being pursued on behalf of the Fund by AACA as its sub-adviser.

The performance quoted for periods prior to 1/9/2014 is that of the Predecessor Fund (while it was a limited partnership) and is net of applicable management fees, performance fees, and other actual expenses of the Predecessor Fund. From its inception on February 1, 2011, the Predecessor Fund was not subject to the same investment restrictions, diversification requirements, limitations on leverage, and other regulatory or Internal Revenue Code restrictions of the Fund, which might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that apply to certain classes of Fund shares, which would have reduced returns.

4014-NLD-02142024

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. A Fund’s performance, especially for very short periods, should not be the sole factor in making investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441.

Effective September 8, 2016, the fund changed its name to the Altegris/AACA Opportunistic Real Estate Fund to align with the fund’s investment objectives more closely. The principal investment strategies and risks have not changed.

Fund Overview

The Altegris/AACA Opportunistic Real Estate Fund seeks to provide total return through long-term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate-related companies. The Fund seeks to achieve its goals by accessing an experienced long/short real estate manager, American Assets Capital Advisers (AACA). AACA focuses on quality assets in “A” quality locations and believes that ownership of high-quality real estate creates the potential for durable inflation-hedged income over time. 1 From a fundamental standpoint, AACA believes real estate performs better over periods when it is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. Rather than mimicking exposures like an index, the Fund is heavily over-weighted in segments that share these four characteristics:

■	Oligopoly or duopoly real estate structure

■	High barriers to entry for new owners/developers

■	High barriers to exit for tenants

■	Secular demand drivers underlying the user side of the business

AACA believes the combination of these four characteristics (or some subset) creates a competitive landscape in which tenants have fewer options to move or play one building owner against another. In addition, AACA has found that properties with these characteristics command higher occupancy rates and better rents, which helps create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

Fund Performance

The Fund was up +14.34% during Q4 2023, slightly trailing the Dow Jones US Real Estate Total Return Index (DJUSRET) at +17.98% and the Morningstar Real Estate Category at +15.68%. The Fund’s +11.46% year-to-date return aligns with the benchmark DJUSRET at +12.25%. The prevailing ‘higher for longer’ Fed policy stance narrative continued to dominate investors’ focus, but potential rate cuts in 2024 have some cautiously optimistic. Nonetheless, we maintain a long-term positive outlook and confidence in our ability to generate long-term returns above the benchmark and Morningstar category.

[1]	This assessment reflects the opinion and view of AACA based on their proprietary evaluation methods and is not based on any nationally recognized rating entity or real estate value standards.

4014-NLD-02142024

Performance Drivers

The primary drivers of performance in 2023 were infrastructure, data centers, and industrial positions. Conversely, the most significant detractors were communications infrastructure, lab space, and short positions in the office segment.

Figure 2: Performance Attribution by Segment | January 1, 2023 – December 31, 2023

Performance attribution reflects a weight-adjusted allocation based on segment exposure to account for fees and an expense for Class A. Past performance is not indicative of future results.

The Fund’s top five attributors this year were: FTAI Aviation Ltd. (FTAI), DigitalBridge Group, Inc. (DBRG), Digital Realty Trust, Inc. (DLR), Hudson Pacific Properties, Inc. (HPP), and FTAI Infrastructure LLC (FIP)2.

■	FTAI Aviation, Ltd (“FTAI”) | Infrastructure: FTAI Aviation provides various aviation products, including aircraft leasing, engine (CFM56) leasing, engine repair, and used serviceable material. FTAI recently split into aviation and infrastructure companies and elected C-Corp status, which has enhanced shareholder value. Due to carbon regulations, airlines must replace, update, or repair engines on a specified schedule, creating built-in demand for the core FTAI business segment.

[2]	FTAI, DBRG, DLR, HPP, and FIP were 5.7%, 5.6%, 6.0%, 5.1%, and 5.7% of Fund net assets as of 12/31/2023, respectively.

4014-NLD-02142024

■	Digital Bridge Group, Inc. (“DBRG”) | Communications Infrastructure: DBRG is a digital infrastructure investment firm built from the remnants of a REIT. For lack of a better comparison, they aim to be the ‘Blackstone for digital,’ which we think is a good idea. In addition, they recently bought Switch Inc. with institutional capital. Peers and colleagues deeply respect CEO Marc Ganzi. Given their excellent management and asset-light, institutionally-funded model, we expect their future returns on assets to exceed REIT cohorts.

■	Digital Realty Trust, Inc. (“DLR”) | Data Centers: DLR is a leading global provider of data center solutions and real estate services, specializing in colocation, interconnection, and cloud services. The company was founded in 2004 and has since grown into one of the world’s largest and most trusted data center providers, with a portfolio of data centers spanning North America, Europe, Africa, Asia, and Australia. Data centers fared well in the COVID-19 environment as work-from-home and stay-at-home orders have increased data usage, and they continue to perform well as we endure a post-COVID environment. Combining this with the continued rollout of 5-G, we see data center demand staying high for the near future, with available supply becoming even more limited.

■	Hudson Pacific Properties, Inc. (“HPP”) | Diversified: HPP is a diversified REIT operating in the office and film studio business. Founded in 2006, the company has a strong presence in Los Angeles, San Francisco, and Seattle. This was an opportunistic trade with the stock down due to the Hollywood writers’ strike. Factoring in the recent strike resolution, we expect operations to return to normal in 1H24.

■	Fortress Transportation & Infrastructure Investors LLC (“FIP”) | Infrastructure: FIP owns infrastructure assets in the energy, intermodal, and rail sectors. They have three large-scale infrastructure projects - each unique with tremendous earnings potential. FTAI recently split into aviation and infrastructure companies and elected C-Corp status. We believe this restructuring will enhance shareholder value. Due to carbon regulations, airlines will have to replace, update, or repair engines, creating built-in demand for a core FTAI business segment. In addition, the infrastructure segment will continue to see tailwinds from strong energy demand.

This year, the portfolio’s top five detractors were WeWork (WE), IQHQ, Inc. Crown Castle International, Inc. (CCI), Alexandria Real Estate Equities, Inc. (ARE), and Las Vegas Sands Corp (LVS).3

■	WeWork, Inc. (“WE”) | Office: WE is a provider of shared working spaces (coworking), including physical and virtual shared spaces. WE had recently transformed management, and we were excited about the company’s direction. Our conviction remained strong until the second quarter when the CEO and CFO both exited the company, much to our surprise, and we exited the position.

■	IQHQ, Inc. | Lab Space: IQHQ operates premier life science real estate, and it is rapidly expanding in 3 major markets: San Francisco, San Diego, and Boston. With the growing demand for life science assets and vaccine research, we have strong confidence in the company’s trajectory.

■	Crown Castle International, Inc. (“CCI”) | Communications Infrastructure: CCI owns over 40,000 cell towers and about 85,000 route miles of fiber supporting small cells and fiber solutions throughout the USA. The communications infrastructure sector was a victim of analyst expectations as they pined over decreased tenant activity. But with the rollout of 5G technological advancement, the push for autonomous vehicles, and the general insatiable appetite for data growth in this country, we are constructive on CCI’s growth.

■	Alexandra Real Estate Equities, Inc. (“ARE”) | Lab Space: ARE is a REIT focused on operating and developing life science, technology, and ag-tech campuses in key locations, including Greater Boston, San Francisco, New York City, San Diego, Seattle, Maryland, and Research Triangle. Sentiment across the life science sector has slanted negative for most of 2023, primarily revolving around leasing volumes and tenant credit. But we believe these fears are overstated in share price

[3]	WE, IQHQ, CCI, ARE, and LVS were 0.0%, 12.1%, 3.9%, 2.9%, and 0.0% of Fund net assets as of 12/31/2023, respectively.

4014-NLD-02142024

and should continue to hold strong demand in the high barrier-to-entry markets in which they operate. We are constructive on the future of this stock in a post-COVID world.

■	Las Vegas Sands Corp. (“LVS”) | Gaming/Entertainment: LVS operates integrated resorts, gaming, and entertainment properties in Singapore and Macau, with a near monopoly on the Chinese gaming market. Meanwhile, US gaming companies are coming off record-breaking quarterly results, demonstrating the potential for the Chinese market once we see a healthy macro environment. LVS has a relatively high (compared to Wynn Resorts Ltd. (“WYNN”)) marginal exposure to the more economically sensitive base-mass customer, which drove poor stock performance but will hopefully lead to a strong snapback as travel restrictions ease in Macau and Singapore.

Portfolio holdings are subject to change and should not be considered investment advice.

Portfolio Review

In 2022, the Federal Reserve raised interest rates at the fastest pace since Paul Volker’s term in the early 1980s, creating an ‘inverse cap rate compression.’ Typically, higher-quality sectors with scarcer supply and more secular demand sell at lower cap rates than sectors with less growth and demand and more supply. This is almost economics 101. For example, a portfolio of cell towers historically sells at a lower cap rate than a portfolio of dollar stores to reflect the disparity in net operating income (“NOI”) growth. This relationship is also observable in stock prices, as growth companies typically have higher multiples than value companies. However, this relationship broke when the recent cycle began in March 2022. Lower cap rate assets (cell towers and industrial, for instance) generally saw their cap rates increase by a greater amount than the increase in triple net lease and open-air retail cap rates, essentially a cap-rate curve flattening. So, lower-quality portfolios performed better than higher-quality portfolios in 2022-23. The flattening cap-rate environment also reflects competition from bonds from an asset allocation perspective. When the U.S. 2-year Treasury Note yields 4.3%, it becomes a hurdle against which other yields are measured. This trend should reverse in 2024 as inflation continues to recede and the Fed engages in cuts.

The ongoing war, elevated interest rates, trade conflicts, and subsequent market volatility have created muddied visibility, rendering predictions much more difficult. But looking 12-18 months ahead, we identify these as the most critical market drivers:

■	The Fed’s Pause. The Fed left rates unchanged at the December 2023 meeting without ruling out future hikes; however, current expectations for the Fed Funds are 3.8% at the end of 2024, with an estimated six cuts in 2024. The last two years have seen a paradigm shift in publicly listed real estate security valuations to a higher correlation with interest rate expectations.

Source. Bloomberg. There is no assurance these opinions or forecasts will come to pass and past performance is no assurance of future results.

4014-NLD-02142024

■	Cap Rate Normalization. The aggressive tightening cycle has driven cap rates from 4.6% on December 31, 2021, 5.9% on December 31, 2022, and 6.1% on December 31, 2023. We believe the ‘once the dust settles’ cap rate level is ~5%, implying that REITs are currently underpriced by double-digits.4 Real estate transaction volume has seen a notable dip compared to 2021-2022, with a historically high bid-ask spread.

■	Private vs. Public Real Estate. As indicated below, private real estate have the potential to outperform public real estate for extended periods. This is often due to private real estate funds delaying markdowns, and, in some cases, they can restrict redemptions from investors. However, over time, these performance gaps tend to narrow, typically within 1-2 years, as public real estate rebounds. Our analysis suggests that the current gap is narrowing, which could be indicative of a robust year for public real estate in 2024.

Public vs Private Real Estate Performance March 30, 2007 – September 30, 2023

Source: Bloomberg

■	The Great Migration. Driven by safety concerns, remote work trends, and idiotic (in our opinion) policy changes of (mostly) blue states, there is an ongoing population shift from high-tax, high-regulation, and high-cost cities toward low-tax, low-regulation, and low-cost cities. Nashville, Austin, Atlanta, Charlotte, Tampa, Raleigh, and Las Vegas are among the places that meet the low-end criteria. Meanwhile, cities like San Francisco are failing while individuals and companies flee. This migration trend is a central consideration in our portfolio construction and capital allocation processes. However, it is worth noting that the recent increase in residential mortgage rates has caused many homeowners with low-rate mortgages to hesitate selling their homes, slowing the migration’s pace, as some wait to see how mortgage rates evolve before making decisions.

■	Office Fallout. The current office market problems are evident in the ~50% average office vacancy in the US. It’s worth noting that office exposure is generally smaller in the public markets compared to private markets. We have maintained a negative outlook on central business district office space. We believed the work-from-home (WFH) trend would lead to a permanent hybrid solution and lasting challenges for much of the nation’s ‘commodity’ office space, and our outlook has been substantiated by recent developments.

Interestingly, however, we now hear reports suggesting that the balance may be shifting once again towards a return to the office. For instance, an employee from one of the world’s largest banks recently informed us that they are required to be back in the office for a minimum of 8 days of every 10. This requirement raises questions about how this filters down to other banks and

[4]	See our recent white paper Exploring REITs Valuation – Is it Time to Buy for more detail on our forecasting process.

4014-NLD-02142024

various other professions. We will continue to monitor this and consider its implications in our investment decisions.

Portfolio Positioning As of 12/31/2023

Top 5 Sectors	%
Infrastructure	18.3%
Industrial	17.3%
Data Centers	16.1%
Lab Space	15.0%
Communications Networks	14.7%
Top 10 Holdings
Holding	%	Holding	%
IQHQ, Inc.	12.10%	DigitalBridge Group, Inc.	5.62%
American Tower Corp.	8.11%	Hudson Pacific Properties, Inc.	5.05%
Digital Realty Trust, Inc.	6.02%	Equinix, Inc.	4.42%
FTAI Aviation Ltd.	5.71%	Innovative Industrial Properties, Inc.	4.40%
FTAI Infrastructure LLC	5.65%	Crown Castle International Corp.	3.88%

Holdings are subject to change and do not constitute a recommendation or solicitation to buy a particular security.

Infrastructure

Our largest segment exposure is infrastructure. There are several compelling drivers for this investment thesis:

■	Artificial intelligence (AI) is driving electricity demand (and data center demand) at previously unheard-of levels. Tech giants like Google (GOOG), Microsoft (MSFT), and Amazon (AMZN) Web Services (AWS), and others require larger spaces with much higher electrical density to support AI operations.

■	Electric Vehicle (EV) Adoption. Secondly, various layers of governments are promoting or even mandating the use of EVs, which will likely drive additional electricity consumption.

■	Reshoring Initiatives. The CHIPs Act and related trade agreements are injecting billions of dollars into re-shoring critical components of the United States’s supply chains.5 Manufacturing, which is a key focus in reshoring efforts is known to consume large amounts of electricity.

Over the last decade, most of the new US electrical capacity has come from solar and wind, both of which have proven intermittent and unreliable. Therefore, grid operators are actively encouraging the development of new energy sources such as combined cycle gas. Combined cycle gas is cleaner than other carbon-based alternatives, highly efficient, follows well-understood development cycles, and reduces our dependence on other countries for energy supply.

Our portfolio includes exposure to a diverse range of infrastructure assets, including solar, wind, hydroelectric, nuclear, toll roads, bridges, terminals, ports, combined cycle gas, liquefied natural gas, rail, water storage, and supply. This diverse portfolio covers various aspects of the secular trend in infrastructure development.

Furthermore, the sector trades at 6-12x 2024 EBITDA, which is favorable when compared to other asset-based investment options.6 This suggests that the infrastructure sector presents attractive investment opportunities in the current market landscape.

[5]	Creating Helpful Incentives to Produce Semiconductors (CHIPS) Act was designed to boost investment in domestic high-tech research and bring semiconductor manufacturing back to the United States.

[6]	Earnings before interest, tax, depreciation, and amortization (“EBITDA”)

4014-NLD-02142024

Lab Space

We have maintained our exposure to the lab space segment since the inception of the Fund. This segment includes significant players such as big pharmaceutical companies, biotech firms, diagnostic labs, educational institutions, hospitals, and large-scale research laboratories, all of which are expanding their usage of this crucial space. We believe that many entities within this segment are currently undervalued.

To illustrate this point, consider Alexandria Real Estate (ARE) which has been actively involved in buying and selling nearly $2 billion worth of life science assets this year at around a 5% cap rate. In our view, these are large-scale trades between sophisticated parties representing fair value for these assets. However, the interesting aspect is that ARE’s share price does not seem to reflect this, as it trades at roughly a 15% discount to the consensus net asset value (NAV). This difference suggests that either market participants are transacting at nonsensical values or the market is undervaluing ARE’s equity. We lean towards the latter.

Furthermore, Alexandria’s existing development pipeline is expected to yield 8% on an unlevered basis. Additionally, the expected same-store net operating income growth is about 5%. This means investors essentially have the opportunity to acquire a 13% unlevered return over time, and ARE is strategically levering this opportunity, potentially leading returns in the mid-teen range.

Data Centers

The demand for data and the need for secure storage and transmission of data have been central to our investment thesis for the past decade. During this time, mergers and privatizations have led to the consolidation of the data center industry, resulting in an oligopoly primarily composed of Digital Bridge, Digital Realty, and Equinix. The recent surge in the use of Artificial Intelligence (AI) applications has significantly increased the demand for data centers, creating a substantial supply-demand gap. This gap is further exacerbated by limited access to power for new data center developments.

A critical issue that arises in this context is that major players like AWS are requesting massive expansions in data center capacity, while the power infrastructure falls short of meeting these demands. The imbalance is further compounded by lengthy regulatory procedures and limited access to power, indicating that the industry’s imbalance is likely to persist.

Consequently, we anticipate substantially higher renewal rates. Furthermore, the trend of tenants seeking green credentials amplifies the strain on existing renewable power assets. Yet, the reliability of solar and wind power falls short of the stringent uptime requirements for data centers, leading to increased pressure on assets claiming renewable energy use. It’s important to note that claims of using renewable power often involve purchasing carbon offsets rather than directly generating power in an eco-friendly manner.

4014-NLD-02142024

Valuation

Our portfolio is predominantly REITs and REOCs and typically diverges significantly from the index – about 40-60% ‘off-index’ (or not included in the DJUSRET index). This deviation naturally results in a higher tracking error than more index-aligned funds. Moreover, where there is overlap between the index and our positions, our portfolio may hold higher weights – up to 2-3x more than the index allocations in certain instances. So, we believe index-tracking expectations are an apples-to-oranges comparison and advise investors against this. We believe the portfolio is positioned nicely based on the characteristics below:

■	The portfolio’s growth forecast is still multiples of the asset class at large. The Fund has an underlying 2024 funds from operations (FFO) growth rate of 17.08%. In comparison, the Real Estate sector has a growth rate of 2.30%.[7,8]

■	The portfolio’s valuation is at a slight discount to the asset class. Aggregate Fund FFO is 16.5x 2024 FFO, while the MSCI US REIT Index trades at 18.10x 2024 FFO.[9,10]

■	The portfolio is less leveraged than the aggregate leverage in the asset class. The S&P Equity REIT index carries an underlying leverage ratio of about 43.62%, while the Fund’s leverage ratio is 27.73%.[11,12]

In simple terms, the Fund’s investments exhibit significantly higher growth forecasts (per S&P Global) and lower risk (or leverage, per S&P Global), with a slight valuation discount (price/FFO multiple valuations).

We think owning growth in this environment is critical. With elevated rates and lower multiples, the surest way for companies to produce value appreciation is to make more money (increase earnings). Price appreciation is a function of earnings growth, multiple expansion, or some combination thereof. We believe our holdings comprise companies whose growth is fueled by superior business models capable of sustaining higher occupancies and driving higher rents over long periods.

[7]	Real Estate Sector Growth rate represented by the MSCI US REIT Index.

[8]	According to S&P Global

[9]	Fund FFO is an AACA estimate using S&P Global data

[10]	S&P Equity REIT Index FFO sourced from S&P Global

[11]	S&P Equity REIT Index sourced from S&P Global

[12]	Fund leverage is an AACA estimate using data from S&P Global

4014-NLD-02142024

Outlook

We believe the portfolio is positioned in secular real estate growth opportunities that offer exposure to high-quality, same-store net operating income growth, resulting in potentially higher asset value cash flow and dividends. We have no exposure to sectors that, in our opinion, face significant structural headwinds, such as the retail sector. Further, we do not have exposure to other sectors with long-duration leases with an inability to capture inflation, which we believe would fare worse in the Fed tightening cycle. We believe these sectors depend on raising capital and buying new assets as their primary means of increasing earnings. These types of business plans typically underperform in rising-rate environments.

Our focus is on ownership of companies that own real estate where the tenant is denied choice. This is most prevalent when some subset (or all) of these characteristics is in place:

1)	the sub-sector of real estate is a monopoly, duopoly, or oligopoly;

2)	there are high barriers to entry for new competitors;

3)	there are high barriers to tenants leaving/exiting buildings; and

4)	the basic underlying economics of the tenant’s business is healthy.

We have found that when these four characteristics are present, companies in that space can potentially generate consistently higher same-store net operating income growth over long periods. Typically, sectors and companies that exhibit these characteristics comprise 65% to 80% of the portfolio.

Sincerely,

Burland East, CFA

Chief Executive Officer

Sub-Adviser Portfolio Manager

American Assets Capital Advisers (AACA)

4014-NLD-02142024

INDEX DEFINITIONS

Dow Jones US Real Estate Total Return Index is the total return version of the Dow Jones US Real Estate Index and is calculated with gross dividends reinvested. The base date for the index is December 31, 1991, with a base value of 100.

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the US equity markets. For the S&P 500 Total Return Index, dividends are reinvested daily, and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

MSCI US REIT Index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid, and small cap segments of the USA market. With 129 constituents, it represents about 99% of the US REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate Sector) according to the Global Industry Classification Standard (GICS®), have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status.

S&P Equity REIT Index. The S&P U.S. Equity All REIT Index is designed to measure the performance of all U.S.-domiciled equity real estate investment trusts (REITs) that own and manage income-producing real estate. These may include offices, residential buildings, industrial properties, healthcare-related properties, shopping centers, hotels/resorts, commercial forests, data centers, cell towers, other infrastructure properties, and properties with diversified ownership across two or more properties. Mortgage REITs are excluded.

GLOSSARY

Alpha. Alpha measures the non-systematic return, which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value-added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from a price increase.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a price decline. If a short position increases in price, covering the short position at a higher price may result in a loss.

REIT. A real estate investment trust (REIT) is a company that owns, operates, or finances income-generating real estate

REOC. A real estate operating company (REOC) is a publicly-traded company that actively invests in properties—generally commercial real estate. Unlike real estate investment trusts (REITs), REOCs reinvest the money they earn back into their business and are subject to higher corporate taxes than REITs.

Global Financial Crisis (GFC). A severe worldwide economic crisis that occurred between mid-2007 and early 2009.

Portugal Italy Ireland Greece and Spain (PIIGS) PIIGS is an acronym for the weakest economies in the Eurozone that garnered attention due to their weakened economic output and financial instability which heightened doubts about the nations’ abilities to pay back bondholders following the 2008 crisis.

4014-NLD-02142024

Altegris/AACA Opportunistic Real Estate Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2023

The Fund’s performance figures* for the periods ended December 31, 2023, compared to its benchmarks:

		Annualized
				Since Inception	Fund Inception
	One Year	Five Year	Ten Year	February 1, 2011	December 1, 2020
Altegris/AACA Opportunistic Real Estate Fund - Class A **	11.16%	6.21%	6.90%	7.71%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class A with load ** ***	4.81%	4.96%	6.27%	7.22%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class C **	10.37%	N/A	N/A	N/A	(8.80)%
Altegris/AACA Opportunistic Real Estate Fund - Class I **	11.46%	6.47%	7.16%	7.91%	N/A
Dow Jones US Real Estate Total Return Index ****	12.25%	7.35%	7.70%	7.63%	5.62%
S&P 500 Total Return Index *****	26.29%	15.69%	12.03%	12.72%	10.67%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated May 1, 2023, are 2.44%, 3.19%, and 2.19% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. Class A and Class C shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	The prior annual returns and performance track record that follows the Fund inception for Class A and I is that of the Predecessor Fund, American Asset Real Estate Securities Fund, L.P., which was managed by American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA. The method used to calculate the Predecessor Fund’s performance differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. American Asset Real Estate Securities Fund, L.P. was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the Investment Company Act of 1940 and of the Internal Revenue Code of 1986, as amended (“Code”), which if they had been applicable, might have adversely affected its performance.

***	Class A with load total return is calculated using the maximum sales charge of 5.75%.

****	The Dow Jones US Real Estate Total Return Index is an unmanaged index considered to be representative of REITS and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

*****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment | December 31, 2013– December 31, 2023

Past performance is not necessary indicative of future results.

Top Ten Holdings by Industry as of December 31, 2023	% of Net Assets
Infrastructure REIT	14.7%
Industrial REIT	14.2%
Health Care REIT	12.1%
Data Center REIT	10.2%
Leisure Facilities & Services	10.0%
Office REIT	8.0%
Asset Management	7.6%
Specialty Finance	6.6%
Telecommunications	5.7%
Other Industries	24.4%
Liabilities in Excess of Other Assets - Net	(11.8)%
Securities Sold Short	(1.7)%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 108.0%
	ASSET MANAGEMENT - 7.6%
95,184	Brookfield Infrastructure Corporation, Class A	$3,358,092
2,560,552	FTAI Infrastructure, LLC(a)	9,960,547
		13,318,639
	DATA CENTER REIT - 10.2%
74,939	Digital Realty Trust, Inc.	10,085,292
9,673	Equinix, Inc. (a)	7,790,537
		17,875,829
	ELECTRIC UTILITIES - 1.9%
117,658	Brookfield Renewable Corporation	3,387,374

	FOOD - 2.0%
1,282,789	Cadiz, Inc. (a) (b)	3,591,809

	HEALTH CARE REIT - 12.1%
890,864	IQHQ Private Investment, Inc. 144A(b),(c),(d)	21,334,501

	INDUSTRIAL REIT - 14.2%
176,989	Americold Realty Trust, Inc. (a)	5,357,457
76,699	Innovative Industrial Properties, Inc. (a)	7,732,793
46,301	Prologis, Inc.	6,171,923
102,903	Rexford Industrial Realty, Inc.	5,772,858
		25,035,031
	INFRASTRUCTURE REIT - 14.7%
66,292	American Tower Corporation, A(a)	14,311,118
59,413	Crown Castle, Inc.	6,843,783
18,663	SBA Communications Corporation, A	4,734,616
		25,889,517
	LEISURE FACILITIES & SERVICES - 10.0%
143,030	Caesars Entertainment, Inc. (b)	6,705,246
135,354	MGM Resorts International	6,047,617
52,435	Wynn Resorts Ltd.	4,777,353
		17,530,216
	OFFICE REIT - 8.0%
40,216	Alexandria Real Estate Equities, Inc.	5,098,182

See accompanying notes to financial statements.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 108.0% (Continued)
	OFFICE REIT - 8.0% (Continued)
955,750	Hudson Pacific Properties, Inc. (a)	$8,898,034
		13,996,216
	OIL & GAS PRODUCERS - 2.8%
131,709	New Fortress Energy, Inc.	4,969,381

	RESIDENTIAL REIT - 4.8%
45,819	American Homes 4 Rent, Class A(a)	1,647,651
23,210	Equity LifeStyle Properties, Inc. (a)	1,637,233
81,294	Invitation Homes, Inc. (a)	2,772,938
17,826	Sun Communities, Inc. (a)	2,382,445
		8,440,267
	RETAIL REIT - 2.7%
310,661	Macerich Company (The) (a)	4,793,499

	SELF-STORAGE REIT - 3.8%
20,668	Extra Space Storage, Inc. (a)	3,313,700
81,958	National Storage Affiliates Trust(a)	3,398,798
		6,712,498
	SPECIALTY FINANCE - 5.5%
206,998	FTAI Aviation Ltd.	9,604,707

	SPECIALTY REIT - 3.1%
337,105	NewLake Capital Partners, Inc.	5,397,051

	TELECOMMUNICATIONS - 4.6%
459,487	DigitalBridge Group, Inc. (a)	8,059,402

	TOTAL COMMON STOCKS (Cost $169,317,431)	189,935,937

See accompanying notes to financial statements.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

		Coupon Rate
Shares		(%)	Maturity	Fair Value
	PREFERRED STOCKS — 3.2%
	FOOD — 0.0%(e)
2,000	Cadiz, Inc.	8.8750	Perpetual	$31,980

	REAL ESTATE INVESTMENT TRUSTS — 1.0%
24,022	Digital Realty Trust, Inc. - Series L	5.2000	Perpetual	535,210
7,159	EPR Properties - Series C	5.7500	Perpetual	152,487
7,078	EPR Properties - Series G	5.7500	Perpetual	147,222
12,285	Global Net Lease, Inc. - Series A	7.2500	Perpetual	270,147
1,041	Innovative Industrial Properties, Inc. - Series A	9.0000	Perpetual	27,222
1,083	Mid-America Apartment Communities, Inc. - Series I	8.5000	Perpetual	61,332
15,983	Pebblebrook Hotel Trust - Series G	6.3750	Perpetual	337,401
7,307	Pebblebrook Hotel Trust - Series E	6.3750	Perpetual	158,050
592	Simon Property Group, Inc. - Series J	8.3750	Perpetual	35,106
				1,724,177
	SPECIALTY FINANCE — 1.1%
27,280	Annaly Capital Management, Inc. - Series G(a)	9.7638	Perpetual	673,816
20,000	FTAI Aviation Ltd.	8.0000	Perpetual	503,200
3,000	FTAI Aviation Ltd.- Series D	9.5000	Perpetual	75,840
10,000	FTAI Aviation Ltd. Investors, LLC - Series A	8.2500	Perpetual	246,600
6,084	FTAI Aviation Ltd. Investors, LLC - Series C	8.2500	Perpetual	147,294
17,941	MFA Financial, Inc. – Series B	7.5000	Perpetual	383,040
				2,029,790
	TELECOMMUNICATIONS — 1.1%
26,505	DigitalBridge Group, Inc. - Series J	7.1250	Perpetual	608,555
30,000	DigitalBridge Group, Inc. - Series I(a)	7.1500	Perpetual	696,000
23,735	DigitalBridge Group, Inc. - Series H	7.1250	Perpetual	546,380
				1,850,935

	TOTAL PREFERRED STOCKS (Cost $5,030,604)			5,636,882

See accompanying notes to financial statements.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 2.3%
	MONEY MARKET FUNDS - 2.3%
4,129,379	First American Government Obligations Fund Class X, 5.28% (Cost $4,129,379)(f)	$4,129,379

	TOTAL INVESTMENTS - 113.5% (Cost $178,477,414)	$199,702,198
	LIABILITIES IN EXCESS OF OTHER ASSETS - (13.5)%	(23,737,512)
	NET ASSETS - 100.0%	$175,964,686

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	All or a portion of this security is held as collateral for the margin loan.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023 the total market value of 144A securities is $21,334,501 or 12.1% of net assets.

(d)	Level 3 securities fair value under procedures established by the Board of Trustees. The total fair value of these securities as of December 31, 2023 was $21,334,501, representing 12.1% of net assets and is illiquid.

(e)	Percentage rounds to less than 0.1%.

(f)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND
SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — (1.7)%
	OFFICE REIT - (1.7)%
(577,668)	Paramount Group, Inc.	$(2,986,544)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $2,576,242)	$(2,986,544)

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Assets and Liabilities
December 31, 2023

ASSETS
Investment in securities, at cost	$178,477,414
Investment in securities, at value	$199,702,198
Cash and cash equivalents	1,019,061
Receivable for Fund shares sold	7,104
Dividends and interest receivable	997,343
Prepaid expenses and other assets	45,291
TOTAL ASSETS	201,770,997

LIABILITIES
Securities sold short, at value (proceeds $2,576,242)	2,986,544
Borrowing from Bank	22,191,218
Payable for Fund shares redeemed	396,412
Investment advisory fees payable	128,092
Dividends payable on securities sold short	20,218
Payable to Related Parties	25,077
Distribution fees (12b-1) payable	2,802
Accrued expenses and other liabilities	55,948
TOTAL LIABILITIES	25,806,311
NET ASSETS	$175,964,686

Net Assets Consist Of:
Paid-in capital	$279,274,239
Accumulated Loss	(103,309,553)
NET ASSETS	$175,964,686

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$11,209,747
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	886,400
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$12.65
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (b)	$13.42

Class C Shares:
Net Assets	$191,642
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	15,521
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (c)	$12.35

Class I Shares:
Net Assets	$164,563,297
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	12,819,147
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.84

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchases with reinvested dividends and/or distributions).

(b)	On investments of $25,000 or more, the sales load is reduced.

(c)	Shares redeemed within 12 months after purchase will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Operations
For the Year Ended December 31, 2023

INVESTMENT INCOME
Dividends (Tax Withholding $187,565)	$5,154,310
Interest	79,853
TOTAL INVESTMENT INCOME	5,234,163

EXPENSES
Investment advisory fees	2,729,845
Interest expense	1,704,588
Short sale dividend expense	334,188
Distribution (12b-1) fees:
Class A	21,491
Class C	1,987
Class N	19,577
Administrative services fees	189,081
Third party administrative services fees	145,059
Registration fees	79,470
Transfer agent fees	73,716
Audit fees	42,578
Compliance officer fees	35,132
Custodian fees	33,957
Printing	29,630
Accounting services fees	27,447
Legal fees	22,949
Trustees fees and expenses	15,860
Insurance expense	6,745
Other expenses	4,521
TOTAL EXPENSES	5,517,821

Less: Fees waived by the Advisor	(183,322)
NET EXPENSES	5,334,499

NET INVESTMENT LOSS	(100,336)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTIONS PURCHASED, OPTIONS WRITTEN, AND SECURITIES SOLD SHORT
Net realized gain/(loss) from:
Investments	(62,228,553)
Options contracts purchased	7,794
Written options	17,488
Securities sold short	(2,717,305)
(64,920,576)
Net change in unrealized appreciation/(depreciation) from:
Investments	83,456,729
Securities sold short	(977,777)
82,478,952

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS PURCHASED, OPTIONS WRITTEN, AND SECURITIES SOLD SHORT	17,558,376

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,458,040

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	December 31, 2023	December 31, 2022
FROM OPERATIONS
Net investment loss	$(100,336)	$(925,526)
Net realized loss from investments, options purchased, options written and securities sold short	(64,920,576)	(56,603,887)
Net change in unrealized appreciation/(depreciation) on investments, options purchased, options written and securities sold short	82,478,952	(186,585,360)
Net increase/(decrease) in net assets resulting from operations	17,458,040	(244,114,773)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	—	(402,670)
Class C	—	(13,507)
Class I	—	(15,573,916)
Class N	—	(1,233,573)
Net decrease in net assets from distributions to shareholders	—	(17,223,666)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold :
Class A	2,209,206	3,771,258
Class C	37,097	221,710
Class I	47,343,624	127,649,973
Class N	917,539	4,327,833
Net asset value of shares issued in reinvestment of distributions:
Class A	—	345,184
Class C	—	13,507
Class I	—	10,996,664
Class N	—	1,218,028
Trasnsfer of net assets:
From Class N to Class A	(10,592,180)	—
To Class A from Class N	10,592,180	—
Payments for shares redeemed:
Class A	(6,640,346)	(16,473,376)
Class C	(70,760)	(24,601)
Class I	(102,260,967)	(319,465,581)
Class N	(6,972,654)	(13,891,232)
Redemption fee proceeds:
Class A	—	13
Class C	—	—
Class I	—	4,141
Class N	—	492
Net decrease in net assets from capital share transactions	(65,437,261)	(201,305,987)

TOTAL DECREASE IN NET ASSETS	(47,979,221)	(462,644,426)

NET ASSETS
Beginning of Year	223,943,907	686,588,333
End of Year	$175,964,686	$223,943,907

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	December 31, 2023	December 31, 2022
CAPITAL SHARE ACTIVITY
Class A
Shares Sold	179,335	227,565
Shares Transferred in from Class N	862,106	—
Shares Reinvested	—	28,155
Shares Redeemed	(566,480)	(1,080,435)
Net increase/(decrease) in shares outstanding	474,961	(824,715)

Class C
Shares Sold	3,255	14,920
Shares Reinvested	—	1,120
Shares Redeemed	(6,136)	(1,791)
Net increase/(decrease) in shares outstanding	(2,881)	14,249

Class I
Shares Sold	3,840,204	8,486,957
Shares Reinvested	—	886,113
Shares Redeemed	(8,680,076)	(21,891,390)
Net decrease in shares outstanding	(4,839,872)	(12,518,320)

Class N (a)
Shares Sold	77,095	274,816
Shares Transferred to Class A	(861,223)
Shares Reinvested	—	99,269
Shares Redeemed	(580,924)	(968,303)
Net decrease in shares outstanding	(1,365,052)	(594,218)

(a)	Effective July 21, 2023, the Class N shares were discontinued.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$17,458,040
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(138,457,984)
Proceeds from sale of investments	208,957,128
Net purchases of short-term investments	(4,129,373)
Net change in unrealized appreciation (depreciation)	(82,478,952)
Net realized losses from investments	64,920,576
Decrease in receivable for securities sold	5,188,599
Decrease in receivable for Fund shares sold	223,904
Decrease in dividends and interest Receivable	454,763
Decrease in prepaid expenses and other assets	11,511
Decrease in payable to related parties	(5,234)
Decrease in investment advisory fee payable	(97,298)
Decrease in payable for Fund shares redeemed	(627,428)
Decrease in dividends in payable on securities sold short	(74,410)
Decrease in distributions (12b-1) fees	(2,485)
Decrease in accrued expenses and other other liabilities	(66,430)
Net Cash Used in Operating Activities	71,274,927

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Shares issued, net	50,507,466
Payment of Shares repurchased,	(115,944,727)
Borrowing proceeds	104,865,189
Borrowing payments	(115,304,783)
Net Cash Provided in Financing Activities	(75,876,855)

NET INCREASE IN CASH	(4,601,928)
CASH - BEGINNING OF PERIOD	5,620,989
CASH - END OF PERIOD	$1,019,061

Supplemental disclosure of cash flow information:
Interest expense paid	$1,704,588

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2023		2022		2021		2020	2019
Net asset value, beginning of year	$11.38		$20.40		$21.43		$17.97	$12.57

Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.03)		(0.08)		(0.16)		0.00	0.09
Net realized and unrealized gain/(loss) on investments	1.30		(8.05)		1.79		5.04	5.68
Total income/(loss) from investment operations	1.27		(8.13)		1.63		5.04	5.77

Less distributions from:
Net investment income	—		—		—		(0.09)	(0.06)
Net realized gains	—		(0.89)		(2.66)		(1.49)	(0.31)
Total distributions	—		(0.89)		(2.66)		(1.58)	(0.37)

Redemption fees collected	—		0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$12.65		$11.38		$20.40		$21.43	$17.97

Total return (3,4)	11.16%		(40.19)%		8.58%		28.16%	46.00%

Net assets, at end of year (000s)	$11,210		$4,683		$25,215		$24,905	$15,191
Ratios/Supplemental Data:

Ratios to average net assets (including securities sold short and interest expense):
Expenses, before waiver and reimbursement (6,8)	3.05	% (5)	2.44	% (5)	2.17	% (5)	2.23%	2.30%
Expenses, after waiver and reimbursement (6,8)	2.96%		2.43%		2.17%		2.22%	2.30%

Ratio of net investment income to average net assets (7)	(0.22)%		(0.48)%		(0.72)%		0.01%	0.55%

Portfolio Turnover Rate	54%		42%		63%		61%	36%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Ratios to average net assets (excluding dividends from securities sold short and interest expense):

Expenses, before waiver and reimbursement	1.89%	1.81%	1.80%	1.81%	1.78%
Expenses, after waiver and reimbursement	1.80%	1.80%	1.80%	1.80%	1.78%

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period

	Class C
	Year Ended		Year Ended		Year Ended		Period Ended
	December 31,		December 31,		December 31,		December 31,
	2023		2022		2021		2020*
Net asset value, beginning of year/period	$11.19		$20.24		$21.43		$21.56

Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.12)		(0.11)		(0.25)		0.00	(2)
Net realized and unrealized gain/(loss) on investments	1.28		(8.05)		1.72		1.40
Total income/(loss) from investment operations	1.16		(8.16)		1.47		1.40

Less distributions from:
Net investment income	—		—		—		(0.04)
Net realized gains	—		(0.89)		(2.66)		(1.49)
Total distributions	—		(0.89)		(2.66)		(1.53)

Redemption fees collected	—		0.00	(2)	0.00	(2)	0.00	(2)

Net asset value, end of year/period	$12.35		$11.19		$20.24		$21.43

Total return (3,5)	10.37%		(40.66)%		7.83%		6.61	% (4)

Net assets, at end of year/period (000s)	$192		$206		$84		$0 (6)
Ratios/Supplemental Data:

Ratios to average net assets (including securities sold short and interest expense):
Expenses, before waiver and reimbursement (8,11)	3.63	% (7)	3.19	% (7)	2.92	% (7)	2.98	% (10)
Expenses, after waiver and reimbursement (8,11)	3.54%		3.18%		2.92%		2.97	% (10)

Ratio of net investment income to average net assets (9)	(1.02)%		(0.77)%		(1.14)%		0.19	% (10)

Portfolio Turnover Rate	54%		42%		63%		61	% (4)

*	Class C commenced operations on December 1, 2020

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Amount less than 1,000.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(10)	Annualized.

(11)	Ratios to average net assets (excluding dividends from securities sold short and interest expense):

Expenses, before waiver and reimbursement	2.64%	2.56%	2.55%	2.56%
Expenses, after waiver and reimbursement	2.55%	2.55%	2.55%	2.55%

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	December 31,		December 31,		December 31,		December 31,	December 31,
	2023		2022		2021		2020	2019
Net asset value, beginning of year	$11.52		$20.59		$21.55		$18.08	$12.64

Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.01)		(0.03)		(0.10)		0.05	0.14
Net realized and unrealized gain/(loss) on investments	1.33		(8.15)		1.80		5.06	5.70
Total income/(loss) from investment operations	1.32		(8.18)		1.70		5.11	5.84

Less distributions from:
Net investment income	—		—		—		(0.15)	(0.09)
Net realized gains	—		(0.89)		(2.66)		(1.49)	(0.31)
Total distributions	—		(0.89)		(2.66)		(1.64)	(0.40)

Redemption fees collected	—		0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$12.84		$11.52		$20.59		$21.55	$18.08

Total return (3,4)	11.46%		(40.06)%		8.86%		28.45%	46.34%

Net assets, at end of year (000s)	$164,563		$203,502		$621,281		$519,163	$329,530

Ratios/Supplemental Data:

Ratios to average net assets (including securities sold short and interest expense):
Expenses, before waiver and reimbursement (6,8)	2.61	% (5)	2.19	% (5)	1.92	% (5)	1.99%	2.02%
Expenses, after waiver and reimbursement (6,8)	2.52%		2.18%		1.92%		1.97%	2.02%

Ratio of net investment income to average net assets (7)	(0.04)%		(0.19)%		(0.45)%		0.24%	0.83%

Portfolio Turnover Rate	54%		42%		63%		61%	36%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Ratios to average net assets (excluding dividends from securities sold short and interest expense):

Expenses, before waiver and reimbursement	1.64%	1.56%	1.56%	1.56%	1.54%
Expenses, after waiver and reimbursement	1.55%	1.55%	1.55%	1.55%	1.54%

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2023

1.	ORGANIZATION

Altegris/AACA Opportunistic Real Estate Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on January 9, 2014, and seeks to provide total return through long term capital appreciation and current income by investing in both long and short, in equity securities of real estate and real estate related companies.

The Fund offers Class A, Class C, and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase; however, may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares commenced operations on December 1, 2020, and are offered at their NAV without an initial sales charge and are subject to 12b-1. If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to distribution fees, but have a higher minimum initial investment than Class A and Class C shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. As of July 21, 2023, the Class N shares were discontinued, the existing Class N shareholders as of that date were redesignated as Class A shareholders with any sales loads associated with Class A shares waived. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Due to custodian liabilities shown on the Statement of Assets and Liabilities are carried at cost and approximate fair value as of December 31, 2023, using level 2 inputs. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost (which approximates fair value). Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the level of inputs used as of December 31, 2023, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$168,601,436	$—	$21,334,501	189,935,937
Preferred Stock	5,636,882	—	—	5,636,882
Short-Term Investments	4,129,379	—	—	4,129,379
Total Assets	$178,367,697	$—	$21,334,501	$199,702,198

Liabilities*	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock	$2,986,544	$—	$—	$2,986,544
Total Liabilities	$2,986,544	$—	$—	$2,986,544

*	Refer to the Schedule of Investments for classifications.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

IQHQ
Beginning Balance	$23,584,912
Total realized gain/(loss)	—
Change in Unrealized Appreciation/(Depreciation)	(2,250,411)
Cost of Purchases	—
Proceeds from Sales	—
Proceeds from Principal	—
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$21,334,501

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investment that is categorized within Level 3 of the fair value hierarchy as of December 31, 2023

Impact to
valuation from
Assets	Fair Value at			Unobservable	an increase in
(at fair value)	December 31, 2023	Valuation Technique	Unobservable Inputs	Input Value	input*
IQHQ	$21,334,501	Real Estate Appraisal Values	Discount Rate	6.75% to 13.75%	Decrease
			Exit Capitalization Rate	4.75% to 8.22%	Decrease

During the fiscal year ended December 31, 2023, management determined that the Fund’s investment in IQHQ fair value methodology should be changed. As of quarter-end September 30, 2023, IQHQ updated their quarterly investor reporting to include a valuation based on an appraisal-based approach. As of December 31, 2023, the Fund Valuation designee determined the NAV per share as provided by an independent third-party appraiser would represent fair value for IQHQ. The fund valuation designee will monitor the appraisal methodology and reports to determine if further adjustments to the appraisal-based NAV per share are reasonable. The independent third-party appraiser conducts appraisals on the investment real estate holdings in IQHQ to determine the NAV per share. The third-party appraiser performs these appraisals quarterly, using current market data. The third-party appraiser may use valuation techniques which may include sales comparisons, discounted cash flows, or direct capitalization rates. The key unobservable inputs utilized in the NAV include discount rates and exit capitalization rates, which ranged from 6.75% to 13.75% and 4.75% to 8.22% respectively. The fund valuation designee is monitoring the following four market factors: Dow Jones US REIT Index Total return Trailing 30 Days, the Life Science Same-Store Net Operating income, Life science real estate cap rates and Alexandria Real Estate Equities, Inc. price/NAV discount and cap rates. The Sub-adviser and Adviser will analyze the historic movements of the market factor as compared to the historic valuations of the holding and if there is sufficient available valuation history of the Company. The Sub-adviser and Adviser may then recommend to adjust the NAV per share for these market factor(s).

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2020 through December 31, 2022 or expected to be taken in the Fund’s December 31, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and any foreign jurisdiction where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, if the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities, the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

The cost of purchases and the proceeds for the Fund from sales of investments, other than short-term investments, for the year ended December 31, 2023, were as follows:

		Purchases Sold
Purchases	Sales	Short	Sales Sold Short
$122,767,449	$204,092,194	$15,690,535	$6,120,454

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, liquidity, currency, and counterparty risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund may be exposed to market risk on derivative contracts if the Fund is not able to readily dispose of its holdings when they choose and also that the price obtained on disposal is below that at which the investment is included in its financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Derivative instruments and exposure to market risk will be disclosed in the Fund’s Portfolio of Investments.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund may invest in financial instruments and enter into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to the risk that the exchange rate of the Fund’s currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty Risk: Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Short Sales – A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund may enter into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless. In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable, the benefits realized as a result of such movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Impact of Derivatives on the Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivative
Options	Net realized gain/(loss) from options contracts purchased
Net realized gain/(loss) from written options

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2023:

			Realized Gain/(Loss)	Change in Unrealized
Risk Type	Derivative	Location of Gain/(Loss) Derivatives	Derivatives	(Depreciation) on Derivatives
Equity Risk	Options Written	Net realized gain/(loss) from options contracts purchased	$7,794	$—
Equity Risk		Net realized gain/(loss) from written options	17,488	—
Total			$25,282	$—

The notional value of the derivative instruments outstanding as of December 31, 2023, as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, LLC, serves as the Fund’s investment advisor (“the Advisor”). Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Advisor has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, which is subject to review and approval by the Board. In general, the Advisor’s duties include setting the Fund’s overall investment strategies and asset allocation as well as hiring and supervising sub-advisors. The Advisor allocates portions of the Fund’s portfolio to be managed by American Assets Capital Advisers, LLC (“AACA”) as sub-advisor.

As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on its average daily net assets at an annual rate of 1.30%. Pursuant to the investment advisory agreement, the Advisor earned $2,729,845 for the year ended December 31, 2023.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of officers and Trustees, and contractual indemnification of fund service providers (other than the Advisor)) will not exceed certain percentages with respect to the Fund (the “Expense Limitations”). Pursuant to the Expense Limitations, the Fund’s Operating

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Expenses will not exceed 1.80%, 2.55%, and 1.55% through October 31, 2024, of the daily average net assets attributable to each of the Class A, Class C, and Class I shares, respectively. For the year ended December 31, 2023, the Advisor waived $183,322 of advisory fees.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

December 2024	$3,774
December 2025	44,986
December 2026	183,322
$232,082

The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% for Class A and 1.00% for Class C of the average daily net assets attributable to each Class, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2023, pursuant to the Plan, Class A, Class C, and Class N shares paid the amounts of $21,491, $1,987, and $19,577, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, and Class I shares. During the year ended December 31, 2023, for Class A and Class C shares, the Distributor received $10,237 and $829 in underwriting commissions for sales of the Fund, of which $1,480 and $458 were retained by the principal underwriter for the Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities. UFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
Cost for Federal	Unrealized	Unrealized	Appreciation/
Tax Purposes	Appreciation	Depreciation	(Depreciation)
$184,974,408	$32,732,424	$(20,991,178)	$11,741,246

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2023 and December 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Ordinary Income	$—	$—
Long-Term Capital Gain	—	17,223,666
Return of Capital	—	—
	$—	$17,223,666

As of December 31, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,333,441	$—	$(8,258,972)	$(104,747,373)	$(3,377,895)	$11,741,246	$(103,309,553)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to adjustments for passive foreign investment companies and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences for the Fund are primarily attributable to disallowed business interest expense carryforward and the tax deferral of losses on straddles.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $8,258,972.

At December 31, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$45,095,610	$59,651,763	$104,747,373	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of adjustments for prior year tax returns, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2023 as follows:

Paid In	Accumulated
Capital	Deficit
$1,829,362	$(1,829,362)

7.	BORROWING FROM BANK

The Fund may employ leverage by borrowing. To employ this leverage the Fund has an asset-based financing agreement with JP Morgan Cash Bank NA. The amounts that can be borrowed will fluctuate based on the assets held by the Fund. As of December 31, 2023, the balance outstanding was $22,191,218. The Interest rate as of December 31, 2023 was 6.92%. The Fund’s average borrowings during the year was $24,039,154 with an average rate of 6.80%. The loan is recorded at cost on the Statement of Assets and Liabilities. As of December 31, 2023, the fair value of the loan outstanding approximates cost; fair value of the loan outstanding is estimated using level 2 inputs in the fair value hierarchy.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, Charles Schwab and Co. Inc. and National Financial Services, LLC were the record owners of 34.49% and 34.74% respectively of the Fund’s outstanding shares. Charles Schwab and Co. Inc. and National Financial Services, LLC may be the beneficial owner of some or all the shares or may hold the shares for the benefit of others. As a result, Charles Schwab and Co. Inc. and National Financial Services, LLC may be deemed to control the Fund.

9.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rules and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust and Shareholders of Altegris/AACA Opportunistic Real Estate Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Altegris/AACA Opportunistic Real Estate Fund (the “Fund”), one of the funds constituting the Northern Lights Fund Trust (the “Trust”), including the schedule of investments, as of December 31, 2023, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations and cashflows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California
February 29, 2024

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris/AACA Opportunistic Real Estate Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2023 and ended December 31, 2023.

Actual Expenses

The “Actual Expenses” table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not equal to the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized	Value	Value	Period *
Expenses	Expense Ratio	7/1/2023	12/31/2023	7/1/2023-12/31/2023
Class A	3.23%	$1,000.00	$1,055.90	$16.73
Class C	3.95%	$1,000.00	$1,052.00	$20.45
Class I	2.94%	$1,000.00	$1,057.70	$15.26

		Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Annualized	Value	Value	Period *
(5% return before expenses)	Expense Ratio	7/1/2023	12/31/2023	7/1/2023-12/31/2023
Class A	3.23%	$1,000.00	$1,008.93	$16.35
Class C	3.95%	$1,000.00	$1,005.28	$19.98
Class I	2.94%	$1,000.00	$1,010.37	$14.91

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

Altegris Advisors, LLC - Adviser to Altegris/AACA Opportunistic Real Estate Fund (“Altegris Opportunistic”) and Altegris Futures Evolution Strategy Fund (“Altegris Futures”)*

In connection with the regular meeting held on December 13-14, 2023 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris Advisors” or the “Adviser”) and the Trust, with respect to Altegris Opportunistic and Altegris Futures (collectively the “Altegris Funds”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that the Adviser was founded in 2002, managed approximately $288 million in assets, and specialized in alternative strategies. The Board considered the education and financial industry experience of the Adviser’s key personnel, noting their long history with alternative investment products. The Board observed the sub-advisory relationship between Altegris Advisors and American Asset Capital Advisers, LLC (“AACA”) with respect to Altegris Opportunistic, noting that the Adviser had delegated full investment management to AACA and maintained a strong, supervisory relationship with AACA, conducting ongoing oversight. They considered the Adviser’s best execution policies, its technology and cybersecurity efforts, and overall compliance efforts. The Board concluded that the Adviser should continue to provide quality services to the Altegris Funds for the benefit of each Fund’s shareholders.

Performance.

Altegris Futures. The Board reviewed the recent performance of the Fund, noting that the Fund was rated 3-star by Morningstar. The Board noted that while the Fund had underperformed its index over the prior one-year period, the Fund’s performance was above the category average over the prior one-year and three-year periods, and volatility appeared consistent with the strategy. The Board further noted that the Fund had outperformed its index over the prior three-, five-, and since inception periods, and that strategy modifications resulted in improved performance. The Board concluded that the Adviser was managing the Fund consistent with the Fund’s investment strategy, and that the Fund’s performance was consistent with the relevant benchmarks and peers.

Altegris Opportunistic. The Board reviewed the recent performance of the Fund, noting that the Fund was rated 2-star by Morningstar. The Board noted that the Fund had underperformed relative to its index over the prior one-, three-, and five-year periods but had outperformed the peers and index on a since-inception basis. The Board further noted that performance over last several years had been challenging, but long-term performance shows the strategy can produce good returns to shareholders. The Board considered that the Adviser maintained its conviction in the sub-Adviser’s strategy and concluded that the Adviser should be given the opportunity to realize the potential reversal of recent trends.

Fees and Expenses

Altegris Futures. The Board noted that the Adviser charged an advisory fee of 1.15% (with various breakpoints at different Fund AUM levels) and considered such fee relative to the Fund’s peer group and category medians and averages. The Board observed that the advisory fee charged to Altegris Futures was below the category average and median. The Board also observed that each of the Fund’s gross and net expense ratios were below the category

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

averages and medians. The Board further considered the Adviser’s rationale that the fee was justified in light of the time and resources required to execute and manage the structure and strategy of the Fund, and concluded that the Fund’s advisory fee was not unreasonable.

Altegris Opportunistic. The Board observed that the Adviser charged an advisory fee of 1.30%, which was the second highest advisory fee in the Fund’s category. The Board further noted that the Fund’s net expense ratio of 1.55% of its average daily net assets was the second highest net expense ratio in the Fund’s category, although the Adviser currently had an expense limitation in place. The Board discussed the Adviser’s rationale for the fee, which was that the fee was reasonable in light of the Fund’s strategy and the cost associated with the sub-adviser’s services. The Board concluded that the advisory fee was not unreasonable.

Economies of Scale. The Board considered whether the Adviser had achieved economies of scale with respect to the management of the Altegris Funds. The Board recalled that advisory fee with respect to Altegris Futures contained breakpoints and confirmed that the breakpoints remained appropriate. With respect to Altegris Opportunistic, the Board noted that the sub-advisory fee did not contain any breakpoints, but that the absence of breakpoints with regards to the sub-advisory fee was appropriate given Altegris Opportunistic’s current size.

Profitability. The Board reviewed the Adviser’s profitability analysis, in terms of absolute dollars and as a percentage of revenue, with respect to each Fund. The Board concluded that the Adviser’s relationship with each Fund was not excessively profitable.

Conclusion . Having requested and received such information from Altegris Advisors as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the renewal of the Advisory Agreement was in the best interests of Altegris Funds and their respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Altegris Funds.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

American Assets Capital Advisers, LLC – Sub-Adviser to Altegris/AACA Opportunistic Real Estate Fund*

In connection with the regular meeting held on December 13-14, 2023 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisors, LLC (the “Adviser”) and American Assets Capital Advisers, LLC (“AACA” or the “Sub-Adviser”), with respect to the Altegris/AACA Opportunistic Real Estate Fund (the “Fund’). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board observed that AACA was founded in 2014 and specialized in creating and maintaining investment strategies involving real estate securities. They discussed the firm’s key investment personnel, taking into consideration their education and decades of investment experience in the real estate industry. The Board discussed the Sub-Adviser’s investment process which relies on the rigorous analysis of publicly-available and privately-collected information, meetings with management, analysis of company financials and other research. The Board noted that AACA reported no material compliance issues, and that the Adviser had recommended the Sub-Adviser’s retention. The Board concluded that AACA would continue to provide high quality services to the Fund and its shareholders.

Performance. The Board reviewed the recent performance of the Fund, noting that the Fund was rated 2-star by Morningstar. The Board noted that the Fund had underperformed relative to its index over the prior one-, three-, and five-year periods but had outperformed the peer group and index on a since-inception basis. The Board further noted that the Fund’s performance ranked in the bottom quartile of the Fund’s category over the prior one-, three-, and five-year periods. The Board concluded that recent performance had been challenging, but AACA maintained its conviction in the strategy and should be given the opportunity to realize the potential reversal of recent trends.

Fees and Expenses. The Board discussed the sub-advisory fee in light of AACA’s responsibilities compared to those of the Adviser. The Board observed that the Adviser had delegated full discretionary investment management authority to AACA, and that AACA’s sub-advisory fee which was paid out of the advisory fee was competitive compared to the fees AACA charged to its separately managed account clients. They noted that the Sub-Adviser generally charged a performance fee to its separately managed accounts. The Board concluded that the sub-advisory fee was not unreasonable.

Economies of Scale. The Board considered whether the Sub-Adviser had achieved economies of scale with respect to the management of the Fund but agreed that economies of scale was primarily an adviser-level issue which should consider the overall advisory agreement and the impact of the sub-advisory expense.

Profitability. The Board reviewed AACA’s profitability analysis in connection with its relationship with the Fund, considering its profitability in absolute dollars and as a percentage of revenue. The Board noted that AACA’s profitability with respect to its sub-advisory relationship with the Fund was modest and not excessive.

Conclusion. Having requested and received such information from AACA as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the renewal of the Sub-Advisory Agreement was in the best interests of Altegris/AACA Opportunistic Real Estate Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014-2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/23 – NLFT_v1

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President, Principal Executive Officer Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Timothy Burdick Born in 1986	Vice President Since November 2023	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2023); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022-2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019-2022).	N/A	N/A
James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2023, the Trust was comprised of 64 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

12/31/23 – NLFT_v1

PRIVACY NOTICE

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

Social Security number and wire transfer instructions

account transactions and transaction history

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

open an account or deposit money

direct us to buy securities or direct us to sell your securities seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

affiliates from using your information to market to you.

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund’s use to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C	Ultimus Fund Solutions, LLC
1200 Prospect Street, Suite 400	225 Pictoria Dr.
La Jolla, CA 92037	Cincinnati, OH 45246

Altegris/AACA Opportunistic Real Estate Fund
SUB-ADVISOR
American Assets Capital Advisers, LLC
11455 El Camino Realm Suite 140
San Diego, CA 92130

ABOUT ALTEGRIS

Altegris is a pioneer in providing access to alternative sources of income and growth.

With one of the leading research and investment teams focused solely on alternatives, Altegris follows a disciplined process for identifying, evaluating, selecting and monitoring investment talent across a spectrum of alternative strategies.

For additional information, visit altegris.com

AltegrisAACA-AR23

800.828.5225 | WWW.ALTEGRIS.COM

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor, Mr. Hertl and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $25,890

2022 - $25,140

(b)	Audit-Related Fees

2023 - None

2022 - None

(c)	Tax Fees

2023 - $5,360

2022 - $5,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

 2022    2023

Audit-Related Fees:           100%   100%

Tax Fees:                              100%   100%

All Other Fees:                    100%   100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $5,360

2022 - $5,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1904 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/6/2024

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/6/2024